UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2015

Regional Management Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-35477	57-0847115
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

509 West Butler Road

Greenville, South Carolina 29607

(Address of principal executive offices) (zip code)

(864) 422-8011

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On July 23, 2015, Regional Management Corp. (the “Company”) issued a press release announcing financial results for the quarter and six months ended June 30, 2015. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This information is intended to be furnished under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition,” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)	On July 21, 2015, the Board of Directors (the “Board”) of the Company fixed the number of directors constituting the entire Board at seven. Also, on July 21, 2015, the Board appointed Peter R. Knitzer to serve as a member of the Company’s Board, effective immediately. Mr. Knitzer will also serve on the Compensation Committee and the Corporate Governance and Nominating Committee of the Board.

In addition, the Board approved cash compensation and equity awards to Mr. Knitzer, with values consistent with those described in the Company’s standard non-employee director compensation program, as previously disclosed in Exhibit 10.6 to the Company’s Annual Report on Form 10-K, filed on March 16, 2015. The cash compensation and equity awards are prorated based upon the number of days remaining between Mr. Knitzer’s appointment to the Board and the first anniversary of the 2015 annual meeting of the Company’s stockholders. Mr. Knitzer’s equity awards will be granted on the fifth business day following his appointment to the Board, and will be granted half in nonqualified stock options (immediately vested) and half in restricted stock (vesting on the earlier of April 29, 2016 or the date of the Company’s next annual stockholders meeting).

There are no arrangements or understandings between Mr. Knitzer and any other person pursuant to which Mr. Knitzer was selected as a director, and there are no related party transactions involving Mr. Knitzer or any member of his immediate family and the Company or any of its subsidiaries that are reportable under Item 404(a) of Regulation S-K.

The full text of the press release announcing Mr. Knitzer’s appointment is furnished as Exhibit 99.1 to this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Regional Management Corp. on July 23, 2015, announcing financial results for Regional Management Corp. for the quarter and six months ended June 30, 2015 and the appointment of Mr. Peter R. Knitzer to the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Regional Management Corp.

Date: July 23, 2015	By:	/s/ Donald E. Thomas
Donald E. Thomas Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release issued by Regional Management Corp. on July 23, 2015, announcing financial results for Regional Management Corp. for the quarter and six months ended June 30, 2015 and the appointment of Mr. Peter R. Knitzer to the Board.